UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

Mallinckrodt plc
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)

+353 1 696 0000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Ordinary shares, par value $0.20 per share	MNK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On September 1, 2020, the Company’s named executive officers entered into award agreements issued pursuant to the 2020/2021 Executive Retention Bonus Program (“2020/2021 ERBP”) for cash-based retention bonus awards in the foregoing amounts (which reflect each named executive officer’s base salary multiplied by 1.5):

Mark Trudeau, President and Chief Executive Officer	$1,575,000
Mark Casey, EVP and Chief Legal Officer	$900,000
Hugh O’Neill, EVP and Chief Commercial Officer	$930,000
Bryan Reasons, EVP and Chief Financial Officer	$900,000
Steven Romano, M.D., EVP and Chief Scientific Officer	$930,000

The awards for all named executive officers except for Mr. Trudeau were approved by the Human Resources and Compensation Committee (the “HRCC”) of the Board of Directors (the “Board”) of the Company, and the full Board approved the award for Mr. Trudeau.

The foregoing awards under the 2020/2021 ERBP were paid to the named executive officers on September 3, 2020 and are subject to the executive’s obligation to repay the net after-tax bonus in the event that he resigns, retires, voluntarily terminates employment or is terminated by the Company for cause prior to the earlier of (x) May 15, 2022, and (y) if the Company files for bankruptcy protection, the date the Company emerges from such bankruptcy proceedings. The executive’s net after-tax repayment amount will be determined based on the highest applicable federal, state and local taxes applicable to individuals in the location that executive lives for the year that repayment is to be made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Form of 2020/2021 ERBP Award Agreement
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	September 8, 2020	By:	/s/ Stephanie D. Miller
Stephanie D. Miller
Vice President, Corporate Secretary & General Counsel, International